Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

18. COMMITMENTS AND CONTINGENCIES

On December 12, 2018, IST HK entered into a non-exclusive joint venture agreement with Mr. Huang, a permanent resident of Republic of Singapore, to form Asia Taoping PTE. LTD. (“Asia Taoping”) for providing Internet + Sharing New Media Platform service and other business to South East Asia countries. IST HK will own 10% of equity interest of and contributes registered capital approximately $369,000 to Asia Taoping. Capital contribution is made in installment, of which the first installment is to be contributed within 300 days from the execution date of the joint venture agreement. IST HK has not made the first installment of capital contribution to Asia Taoping, which will be incurred pursuant to specific capital needs of Asia Taoing. IST HK provides hardware, software platform, and services to the joint venture. Asia Taoping is a corporate joint venture and IST HK does not exercise significant influence, therefore, the equity investment to Asia Taoping will be accounted for using the measurement alternative under Long-Term Investment. Revenue generated from Sales of hardware and services rendered are accounted for related-party transactions.

The Company received a notification from Nasdaq Listing Qualifications on June 18, 2019, as announced in a report with the SEC on a 6-K Form filed on June 19, 2019, that the Company was not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. On July 30, 2020, the Company implemented a one-fox-six reverse stock split with the stock price at $2.04 per share post the split to regain compliance the listing requirement on the Nasdaq Capital Market.

The Company may from time to time be subject to legal proceedings, investigations, and claims incidental to conduct of our business. The Company is currently subject to a legal proceeding with the bankruptcy receiver (the Receiver) for Shenzhen Kejian Information Technology Co., Ltd. (Kejian). The Receiver was appointed by the bankruptcy court to liquidate Kejian that filed bankruptcy on December 6, 2016. On July 28, 2016, the Company received a payment in the amount of RMB 550,000 (approximately $89,000) from Kejian, which was considered as a preferential payment within 6 months from Kejian’s bankruptcy filing by China bankruptcy laws and requested to return the amount to the Receiver. The Company has anticipated an unfavorable outcome from the lawsuit and accrued a contingent liability of $89,000 for the probable loss.

Since the second quarter of 2020, COVID-19 pandemic has been largely contained in China, and only sporadic imported infection cases are reported. Business around China has resumed to normal. The operations of our customers and the supply chains were gradually back to normal, as well. Nevertheless, the COVID-19 pandemic did negatively impact on operational cash flows of most of businesses inclusive of our customers in China’s out-of-home advertising market from the initial lockdown measures, travel restrictions, and gradual recovery in business activities in the second half of the 2020 that result in prolonging our collection of outstanding accounts receivable and additional credit loss provisions. The COVID-19 has had a material adverse impact on our operating results for the year of 2020. With the additional injection of the approximately $13.1 million net proceeds raised in the first quarter of 2021, we believe that we will have sufficient capital to maintain our operations for the next 12 months. With the deployment of Antminers and general-purpose servers in 2021 and beyond, we will acquire additional capital through equity or debt financings.